                                                                     EXHIBIT 1.1
                                                                     -----------

                                                                  Execution Copy
                                                                  --------------





                               MOBIL CORPORATION

                           1996-A PASS THROUGH TRUST

                           PASS THROUGH CERTIFICATES
                                 SERIES 1996-A

                            UNDERWRITING AGREEMENT




Dated:  December 12, 1996

                                                            December 12, 1996


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Ladies and Gentlemen:

     Mobil Marine Finance Company I Inc., a Delaware corporation, and Mobil Marine Finance Company II Inc., a Delaware corporation (together with Mobil Marine Finance Company I Inc., the "Companies" and individually a "Company"), in connection with the financing or refinancing of the debt portion of four leveraged lease transactions (each with respect to a separate very large crude carrier ("VLCC")) in which the Companies, as charterers, propose that State Street Bank and Trust Company, as trustee (the "Pass Through Trustee"), will issue and sell to you its Pass Through Certificates, Series 1996-A, in the aggregate stated principal amount (including full accretion) and with the interest rate and final distribution date set forth on Schedule A hereto (the "Offered Certificates") on the terms and conditions stated herein. The Offered Certificates will be issued under the Pass Through Trust Agreement dated as of October 4, 1996 (the "Basic Agreement"), among Mobil Corporation, a Delaware corporation (the "Guarantor"), the Companies and the Pass Through Trustee and the other parties described therein, as supplemented by the Pass Through Trust Supplement No. 1996-A, dated as of December 19, 1996 (the "Trust Supplement"), among the Guarantor, the Companies and the Pass Through Trustee (the Basic Agreement as supplemented by the Trust Supplement being referred to herein as the "Designated Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Designated Agreement or in each of the four Trust Indenture, Assignment of Charter and Head Lease and Security Agreements, dated as of December 19, 1996, each between the related Owner Trust and the Indenture Trustee (each, an "Indenture").

     The Guarantor, the Companies and certain other subsidiaries of the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-13457), relating to certain pass through certificates, including the Offered Certificates, and the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). The registration statement as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein referred to as the "Registration Statement." The Registration Statement includes a basic prospectus referred to below which, as supplemented from time to time, will be used in connection with all offerings of such pass through certificates. A prospectus supplement or supplements reflecting the terms of the Offered Certificates, the terms of the offering thereof and other matters relating to the Offered Certificates has been prepared and has been or will be filed (or mailed for filing) together with the basic prospectus referred to below pursuant to Rule 424 under the Securities Act (such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement" and any such prospectus supplement in the form or forms filed prior to the Prospectus Supplement is herein referred to as a "Preliminary Prospectus Supplement"). The basic prospectus included in the Registration Statement and relating to all offerings of pass through certificates under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended on or prior to the date on which the Prospectus Supplement is first filed (or mailed for filing) pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that are incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Registration Statement, to the Prospectus, any Preliminary Prospectus Supplement or to any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed (or mailed for filing) with the Commission, or the date of such Preliminary Prospectus Supplement or preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.


                                       I.
     The Guarantor and the Companies represent and warrant to, and agree with, you that:

          (a) The Guarantor and the Companies meet the requirements for use of Form S-3 under the Securities Act; the Registration Statement has become effective; (i) on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Guarantor of any annual report on Form 10-K after the original effective date of the Registration Statement, the Registration Statement and any amendments and supplements thereto complied in all material respects with the requirements of the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) on the date hereof and at all times subsequent thereto up to the Closing Date referred to below, neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither the Guarantor nor either Company makes any representation or warranty as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor and the Companies by or on behalf of you expressly for use in the Registration Statement or the Prospectus or to statements or omissions in that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), on Form T-1 of the Pass Through Trustee.

          (b) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

          (c) The Guarantor and the Companies have been informed by Ernst & Young LLP ("E&Y"), who have reported upon the audited consolidated financial statements and the financial statement schedules, if any, included or incorporated by reference in the Registration Statement, that E&Y are independent public accountants as required by the Securities Act.

          (d) This Agreement has been duly authorized, executed and delivered by the Guarantor and each Company.

          (e) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Guarantor and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Guarantor and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be indicated therein. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected consolidated financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

          (f) Each of the Guarantor and the Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Designated Agreement, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which it is, or is to be, a party; and the Guarantor and each Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole or on the power or ability of the Guarantor or either Company, as the case may be, to perform its obligations under this Agreement, the Designated Agreement or the Operative Agreements or the UK Documents to which it is, or is to be, a party or to consummate the transactions contemplated hereby and thereby (any such material adverse effect, whether with respect to the Guarantor or either Company, as applicable, is referred to herein as a "Material Adverse Effect").

          (g) Each subsidiary of the Guarantor (other than the Companies) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

          (h) The Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, have each been duly authorized by the Guarantor and/or the applicable Company, as the case may be, and, when duly executed and delivered by the Guarantor and/or such Company, as the case may be, the Designated Agreement, the Participation Agreements, and on the respective Transfer Dates, the Parent Guaranties, the Charters and the other Operative Documents and, on the date of execution thereof, the UK Documents (if such documents are entered into), will constitute valid and binding obligations of the Guarantor and/or the applicable Company, as the case may be, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity and (B) the enforceability of the Charters may be limited by applicable law which may affect the remedies provided therein, which laws, however, do not make such remedies inadequate for the practical realization of the rights and benefits intended to be provided thereby. The Basic Agreement as executed is substantially in the form filed as an exhibit to the Registration Statement and has been duly qualified under the Trust Indenture Act. The Offered Certificates, the Secured Notes, the Indentures, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and other Operative Documents and the UK Documents to which the Guarantor and/or either Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Prospectus.

          (i) The Offered Certificates, when duly executed, authenticated and delivered by the Pass Through Trustee in accordance with the terms of the Designated Agreement and this Agreement will be duly issued under the Designated Agreement and will constitute valid and binding obligations of the Pass Through Trustee, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general principles of equity; and the holders thereof will be entitled to the benefits of the Designated Agreement.

          (j) The Secured Notes to be issued under each Indenture, when duly executed and delivered by the related Owner Trust and duly authenticated by the Indenture Trustee in accordance with the terms of such Indenture, will be duly issued under such Indenture and will constitute the valid and binding obligations of such Owner Trust and the holders thereof will be entitled to the benefits of such Indenture.

          (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business operations of the Guarantor and its subsidiaries, taken as a whole.

          (l) The execution and delivery by the Guarantor and/or each Company of this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, the consummation by the Guarantor and each Company of the transactions contemplated in this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents, and compliance by the Guarantor and the applicable Company with the terms of this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents, do not and will not result in any violation of the charter or by-laws of the Guarantor or either Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than Permitted Liens) upon any property or assets of the Guarantor or either Company under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it may be bound or to which any of its properties may be subject and which is material to the Guarantor and its subsidiaries, taken as a whole, or to either Company or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over either Company, the Guarantor or any of its subsidiaries or any of their properties other than the securities or Blue Sky or similar laws of the various states (except, in the case of either clause (A) or (B), for Permitted Liens and such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect).

          (m) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, issuance, sale and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor or either Company of this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, or the consummation by the Guarantor or each Company of the transactions contemplated by this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, except (i) such as are required under the Securities Act (which approvals have been obtained), the Trust Indenture Act and the securities or Blue Sky or similar laws of the various states and (ii) those which if not obtained would not result in a Material Adverse Effect.

          (n) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of either Company or the Guarantor, threatened to which either Company or the Guarantor or any of its subsidiaries is a party or to which any of the properties of either Company or the Guarantor or any of its subsidiaries is subject other than proceedings that if adversely determined would not have a Material Adverse Effect.

          (o) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required or incorporated by reference therein.

          (p) Each of the Companies, the Guarantor and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to so obtain or file would not have a Material Adverse Effect.

          (q) Neither the Guarantor nor either Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and none of the Owner Trusts nor the Pass Through Trust, after giving effect to the offering and sale of the Offered Certificates and the application of proceeds thereof as described in the Prospectus, will be an "investment company" as defined in the Investment Company Act.

          (r) Neither the Guarantor nor either Company has taken or will take, directly or indirectly, any actions prohibited by Rule 10b-6 under the Exchange Act.

          (s) The Guarantor and both Companies have each complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), and all regulations promulgated thereunder relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.



                                      II.

          Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties herein contained, the Guarantor and the Companies agree to cause the Pass Through Trustee to sell to you, and you agree to purchase from the Pass Through Trustee, at a purchase price of 92.154% of the principal aggregate stated amount (including full accretion) thereof, the aggregate principal amount of Offered Certificates (including full accretion) set forth in Schedule A.

          The Guarantor and the Companies are advised by you that you propose to make a public offering of the Offered Certificates as soon after this Agreement has been entered into as in your judgment is advisable. The Guarantor and the Companies are further advised by you that the Offered Certificates are to be offered to the public initially at 92.154% of their aggregate stated principal amount (including full accretion) -- the public offering price -- plus accrued interest and accretion of discount, if any, and to certain dealers selected by you at concessions not in excess of the concessions set forth in the Prospectus, and that you may allow, and such dealers may reallow, concessions, not in excess of the concessions set forth in the Prospectus, to certain other dealers.

          As compensation to you for your commitments and obligations hereunder in respect of the Offered Certificates, including your undertaking to distribute Offered Certificates, the Guarantor will pay or cause to be paid by the Owner Trust to you an amount equal to that percentage of the aggregate stated principal amount (including full accretion) of the Offered Certificates purchased by you as set forth in Schedule A. Such payment shall be made simultaneously with the payment by you to the Pass Through Trustee of the purchase price of the Offered Certificates as specified in Article III hereof. Payment of such compensation shall be made by Federal funds check or other immediately available funds.

                                      III.

          Delivery of and payment for the Offered Certificates shall be made at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York, at 9:00 A.M. (New York time) on December 19, 1996, or such other date, time and place as may be agreed upon by the Guarantor, the Companies and you (such date and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates shall be made to your account at The Depository Trust Company against payment by you of the purchase price thereof to or upon the order of the Pass Through Trustee by Federal funds check or other immediately available funds. The Offered Certificates shall be registered in the name of Cede & Co. or in such other names, and in such denominations as you may request in writing at least two full business days in advance of the Closing Date.

          The Guarantor and the Companies agree to have the Offered Certificates, which may be in temporary form, available for inspection, checking and packaging by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.



                                      IV.

          Your obligations hereunder are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.

          (b) You shall have received on the Closing Date an opinion of Dewey Ballantine, special counsel for the Guarantor and the Companies reasonably acceptable to you, dated the Closing Date, in form satisfactory to you and your counsel, to the effect that:

               (i) Assuming that the Offered Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Pass Through Trustee pursuant to the Designated Agreement, when such Offered Certificates have been paid for in accordance with the terms of this Agreement, such Offered Certificates will (x) be valid and binding obligations of the Pass Through Trustee enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and by general principles of equity and
          (y) be entitled to the benefits of the Designated Agreement;

               (ii) The Offered Certificates, the Designated Agreement, the Participation Agreements, the Indentures, the Secured Notes, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents conform in all material respects as to legal matters to the descriptions thereof, if any, contained in the Prospectus, and the description of the Offered Certificates conforms in all material respects to the rights set forth in the instruments defining the same;

               (iii) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court is required for the valid authorization, issuance and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor and/or each Company of this Agreement, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, or the consummation by the Guarantor and/or each Company of the transactions contemplated by this Agreement, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, except (i) such as are required under the Securities Act (which approvals have been obtained), the Trust Indenture Act and the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion) and (ii) those which if not obtained would not result in a Material Adverse Effect;

               (iv) The Registration Statement has become effective under the Securities Act, the Basic Agreement has been duly qualified under the Trust Indenture Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

               (v) The Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except for the financial statements and other financial and statistical data included or incorporated by reference therein, the documents incorporated by reference in the Prospectus, and the Statement of Eligibility as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act;

               (vi) This Agreement has been duly authorized, executed and delivered by the Guarantor and each Company;

               (vii) The Participation Agreements and the Designated Agreement have each been duly authorized, executed and delivered by the Guarantor and each Company and each is a valid and binding obligation of the Guarantor and each Company enforceable against the Guarantor and each Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

               (viii) The Charters, the Parent Guaranties and other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party have been duly authorized and, on the respective Transfer Dates, the related Charters, the Parent Guaranties and other Operative Documents to which the Guarantor and/or each Company is, or is to be, a party, upon due execution and delivery by the Guarantor and/or the applicable Company, as the case may be, will each be a valid and binding obligation of the Guarantor and the applicable Company enforceable against the Guarantor and the applicable Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity and, except, in the case of each Charter, as limited by applicable laws which may affect the remedies provided in such Charter, which laws, however, do not in such counsel's opinion make the remedies provided in such Charter inadequate for the practical realization of the rights and benefits provided thereby;

               (ix) The statements in the Registration Statement and Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

               (x) Based upon an interpretation of analogous authorities under currently applicable law, the Pass Through Trust created by the Designated Agreement will be classified as a grantor trust (and not as an association taxable as a corporation) for federal income tax purposes and each Certificate Owner will be treated as the owner of a pro rata undivided interest in each of the Secured Notes or any other property held in such Pass Through Trust;

               (xi) None of the Trusts is required to be registered under the Investment Company Act of 1940, as amended;

               (xii) Upon consummation of the transactions contemplated by the Participation Agreements, on the respective Transfer Dates, assuming due authorization, execution and delivery by the related Owner Trust and due authentication by the related Indenture Trustee, each Secured Note will constitute valid and binding obligations of the related Owner Trust, enforceable against such Owner Trust in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity; and the holders of the Secured Notes will be entitled to the benefits of the respective Indentures; and

               (xiii) Assuming due authorization, execution and delivery of the Designated Agreement by the Pass Through Trustee, the Designated Agreement constitutes the valid and binding obligation of the Pass Through Trustee, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

     and to such further effect with respect to other legal matters relating to this Agreement, the Participation Agreements, the Designated Agreement and the Charters, the Parent Guaranties and other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party and the sale of the Offered Certificates hereunder as your counsel may reasonably request.

          Such opinion may state that, except with respect to the matters set forth in clauses (ii) and (ix) above, such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, or the documents incorporated by reference therein, and have not made an independent investigation of facts for the purpose of rendering such opinion. Such opinion shall state, however, that no facts came to such counsels' attention that caused them to believe that the descriptions of the Offered Certificates, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties, the Indentures, the Secured Notes and the other Operative Documents and the UK Documents set forth under the headings "Summary," "Outline of the Transaction," "Use of Proceeds," "Diagram of Payments," "Description of the Pass Through Certificates," "Description of the Secured Notes," "Description of the Charters," "The Parent Guaranties," "The Participation Agreements," "The U.K. Financing," "Appendix A: Glossary of Certain Terms," "Formation of the Trusts," "Description of the Certificates," and "Outline of the Leveraged Lease Structure" in the Prospectus or any amendment or supplement thereto, at the time the Prospectus Supplement was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In addition, such counsel may rely upon the opinions of counsel for the related Owner Trusts and the related Owner Trustees and counsel for the Pass Through Trustee and the Indenture Trustee, and may state that their opinion is limited to matters governed by the laws of the State of New York, the corporate law of the State of Delaware and the federal law of the United States, except that such counsel expresses no opinion as to the securities laws of any state.

          (c) You shall have received on the Closing Date an opinion of Ralph N. Johanson, Jr., Managing Counsel, Corporate Finance and Securities of the Guarantor, dated the Closing Date, in form satisfactory to you and to your counsel, to the effect that:

               (i) Each of the Guarantor and the Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Designated Agreement, the Participation Agreements, the Parent Guaranties, the Charters and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party;

               (ii) Each of Mobil's Significant Subsidiaries (as defined under Regulation S-X) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) Each of the Companies and the Guarantor is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect;

               (iv) Each of the Companies, the Guarantor and the Guarantor's Significant Subsidiaries (as defined under Regulation S-X) has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that, with respect to the Guarantor and the Guarantor's Significant Subsidiaries, the failure to obtain or file would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole and, with respect to either Company, the failure to obtain or file would not have a Material Adverse Effect;

               (v) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court is required for the valid authorization, issuance and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor and/or each Company of this Agreement, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties or other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, or the consummation by the Guarantor and/or each Company of the transactions contemplated by this Agreement, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties or other Operative Documents to which the Guarantor and/or each Company is, or is to be, a party, except (i) such as are required under the Securities Act (which approvals have been obtained), the Trust Indenture Act and the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion) and (ii) those which if not obtained would not result in a Material Adverse Effect;

               (vi) To the best of such counsel's knowledge, there are no statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required;

               (vii) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described are accurate in all material respects and fairly summarize the information required to be shown;

               (viii) To such counsel's knowledge, no default exists in the Guarantor's or either Company's performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement;

               (ix) This Agreement, the Participation Agreements, the Designated Agreement, and on the respective Transfer Dates, the Charters, the Parent Guaranties and other Operative Documents and, on the date of execution thereof, the UK Documents (if such documents are entered into), to which the Guarantor and/or each Company is, or is to be, a party have, or will have, each been duly authorized, executed and delivered by the Guarantor and/or the applicable Company, as the case may be. The execution and delivery by the Guarantor and/or the each Company, as the case may be, of this Agreement, the Designated Agreement, the Participation Agreements, the Charters, the Parent Guaranties, and the other Operative Documents and the UK Documents to which the Guarantor and/or each Company is, or is to be, a party, the issuance and sale of the Offered Certificates, the consummation by the Guarantor and/or the applicable Company of the transactions contemplated in this Agreement, the Designated Agreement, the Participation Agreements, in the Registration Statement and in such Operative Documents and the UK Documents and compliance by the Guarantor and/or the applicable Company, as the case may be, with the terms hereof and thereof do not and will not result in any violation of the charter or by-laws of the Guarantor or either Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (except for Permitted Liens) upon any property or assets of the Guarantor or either Company under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to such counsel, to which the Guarantor or either Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) any existing law, rule or regulation applicable to the Guarantor or either Company (other than the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, known to such counsel having jurisdiction over the Guarantor or either Company or any of their properties;

               (x) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

               (xi) Neither the Guarantor nor either Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Such opinion shall also state that such counsel or lawyers on his staff have participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and that no facts have come to his attention to lead him to believe (A) that the Registration Statement or any amendment thereto (except for (i) the financial statements and other financial data included therein or omitted therefrom, (ii) the Statement of Eligibility and Qualification of the Pass Through Trustee on Form T-1 and (iii) the descriptions of the Offered Certificates, the Designated Agreement and the Operative Documents and the UK Documents set forth under the headings "Summary," "Outline of the Transaction," "Use of Proceeds," "Diagram of Payments," "Description of the Pass Through Certificates," "Description of the Secured Notes," "Description of the Charters," "The Parent Guaranties," "The Participation Agreements," "The U.K. Financing," "Appendix A: Glossary of Certain Terms," "Formation of the Trusts," "Description of the Certificates," and "Outline of the Leveraged Lease Structure" as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom and the descriptions of the Offered Certificates, the Designated Agreement and the Operative Documents and the UK Documents set forth under the headings "Summary," "Outline of the Transaction," "Use of Proceeds," "Diagram of Payments," "Description of the Pass Through Certificates," "Description of the Secured Notes," "Description of the Charters," "The Parent Guaranties," "The Participation Agreements," "The U.K. Financing," "Appendix A: Glossary of Certain Terms," "Formation of the Trusts," "Description of the Certificates," and "Outline of the Leveraged Lease Structure" as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial and statistical data included therein or omitted therefrom and the Statement of Eligibility, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) You shall have received on the Closing Date an opinion of Bingham, Dana & Gould LLP, counsel to State Street Bank and Trust Company ("SSB&T"), individually and as Pass Through Trustee and Indenture Trustee, dated the Closing Date to the effect that:

               (i) SSB&T is a state chartered trust company duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, has full corporate power and authority to execute, deliver and perform its obligations under the Designated Agreement, the Offered Certificates, the Participation Agreements and the other Operative Documents to which it is a party;

               (ii) SSB&T, in its individual capacity or as Pass Through Trustee or as Indenture Trustee, as the case may be, has duly authorized the Designated Agreement, the Participation Agreements, the Indentures and the other Operative Documents to which it is a party, and has duly executed and delivered the Designated Agreement, the Participation Agreements and the Indentures which constitute, and upon the respective Transfer Dates the other Operative Documents to which it is to be a party upon due execution and delivery thereof will constitute, valid and binding obligations of SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, enforceable against SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (iii) The Offered Certificates have been duly authorized and validly executed, authenticated, issued and delivered by SSB&T, in its capacity as Pass Through Trustee, pursuant to the Designated Agreement, and the Offered Certificates constitute valid and binding obligations of SSB&T, in its capacity as Pass Through Trustee, enforceable against SSB&T, as Pass Through Trustee, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the holders of the Offered Certificates are entitled to the benefits of the Designated Agreement;

               (iv) The authorization, execution, delivery and performance by SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, of the Designated Agreement, the Participation Agreements, the Indentures and the other Operative Documents to which it is, or is to be, a party and the consummation of the transactions therein contemplated and compliance with the terms thereof and issuance of the Offered Certificates under the Designated Agreement do not and will not result in the violation of the provisions of the charter documents or by-laws of SSB&T and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of SSB&T under any indenture, mortgage or other agreement or instrument known to such counsel to which SSB&T is a party or by which it or any of its property is bound, or any Massachusetts or federal law, rule or regulation governing SSB&T's banking or trust powers, or of any judgment, order or decree known to such counsel to be applicable to SSB&T of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over SSB&T or its properties;

               (v) No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of SSB&T is required for the authorization, execution, delivery and performance by SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, of the Designated Agreement, the Participation Agreements, the Indentures or the other Operative Documents to which it is, or is to be, a party or the consummation of any of the transactions by SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, contemplated thereby or the issuance of the Offered Certificates under the Designated Agreement (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law;

               (vi) There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, of the Designated Agreement, the Participation Agreements, the Indentures and the other Operative Documents or in connection with the issuance, execution and delivery of the Offered Certificates by SSB&T, as Pass Through Trustee, pursuant to the Designated Agreement;

               (vii) The statements in the Registration Statements and in the Prospectus under the caption "Certain Massachusetts Taxes," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared and reviewed by such counsel and are correct in all material respects; and

               (viii) To such counsel's knowledge, there are no proceedings pending or threatened against or affecting SSB&T in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Pass Through Trust or any trust related to any Indenture or question the right, power and authority of SSB&T, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, to enter into or perform its obligations under the Designated Agreement, the Participation Agreements, the Indentures and the other Operative Documents to which it is, or is to be, a party or to issue the Offered Certificates.

          (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, your counsel, dated the Closing Date, to the effect that the opinions delivered pursuant to paragraphs (b), (c) and (d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you and with respect to the issuance and sale of the Offered Certificates, the Registration Statement, the Prospectus and other related matters as you may reasonably require.

          (f) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that is material and adverse and that would, in your reasonable judgment after consultation with the Guarantor, prevent or materially impair the marketing or enforcement of contracts for sale of the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

          (g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given either publicly or directly to the Guarantor of any intended or potential downgrading or any review with possible negative implications, in the rating accorded any of the Guarantor's or either Company's securities, including the Offered Certificates, by Standard & Poor's Rating Group or Moody's Investors Service, Inc.

          (h) You shall have received on the Closing Date (i) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or the Controller of the Guarantor, to the effect set forth in paragraph (g) above and to the effect that the representations and warranties of the Guarantor contained in this Agreement shall be true and correct as of the Closing Date and that the Guarantor shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date and (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or the Controller of each Company, to the effect that the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date and that the Company shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date.

          (i) You shall have received on the date of this Agreement and on the Closing Date letters from E&Y, dated the date of this Agreement and the Closing Date, respectively, in the form of Exhibit A hereto with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          (j) All conditions specified in each of the Participation Agreements with respect to the Pass Through Trustee's purchase of the Secured Notes on the Transfer Date shall have been satisfied on the Closing Date; the representations and warranties of the Guarantor and each Company contained in each of the Participation Agreements shall be accurate as of the Closing Date (except to the extent that they relate solely to an earlier date in which case they shall be accurate as of such earlier date) and you shall have received a certificate of a Vice President or Treasurer of the Guarantor and each Company, dated as of the Closing Date, to such effect; and you shall have received each opinion referred to in Section 4.6 of each of the Participation Agreements.

          (k) The Guarantor and each Company shall have furnished to you and to your counsel, in form and substance satisfactory to them, such other documents, certificates and opinions as such counsel may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Guarantor or each Company theretofore to be performed, or the compliance with any of the conditions herein contained.


                                       V.

          In further consideration of your agreement herein contained, the Guarantor and each Company covenant as follows:

          (a) To furnish you, without charge, one signed copy of the Registration Statement including exhibits and a conformed copy of the Registration Statement without exhibits and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the first date of the public offering of the Offered Certificates as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by you or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to you and to the dealers (whose names and addresses you will furnish to the Guarantor and the Companies) to which Offered Certificates may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

          (d) To endeavor to qualify the Offered Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, to maintain such qualifications for so long as required for the distribution of such Offered Securities and to pay all expenses (including filing fees and reasonable fees and disbursements of counsel) in connection with such qualification and in connection with (i) the review (if any) of the offering of the Offered Certificates by the National Association of Securities Dealers, Inc., (ii) the determination of the eligibility of the Offered Certificates for investment under the laws of such jurisdictions as you may designate and (iii) the preparation of any Blue Sky or Legal Investment Memorandum; provided, however, that neither the Guarantor nor either Company shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (e) To make generally available to the Guarantor's security holders as soon as practicable an earnings statement covering the twelve-month period ending twelve months after the end of the Guarantor's fiscal quarter in which the Closing Date occurs that satisfies the provisions of Section 11(a) of the Securities Act.

          (f) Between the date of this Agreement and the Closing Date, neither the Guarantor nor either Company will without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Securities Act (other than the Offered Certificates) or any debt securities (other than debt securities issued by Ras Laffan Liquified Natural Gas Company Limited, in respect of which debt securities the Guarantor will have contingent repayment obligations) which may be resold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A thereunder and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act.

          (g) The Guarantor, during the period when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.


                                      VI.

          The Guarantor and each Company, jointly and severally, agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (as amended or supplemented if the Guarantor or the Companies shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or alleged omission based upon information relating to you furnished to the Guarantor and the Companies in writing by you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Prospectus Supplement shall not inure to the benefit of you, or any person controlling you, from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, if a copy of the Prospectus (as then amended or supplemented if the Guarantor or the Companies shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of you to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          You agree to indemnify and hold harmless the Guarantor and the Companies, each of their directors, each of their officers who sign the Registration Statement and each person, if any, who controls the Guarantor or either Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Guarantor and the Companies to you, but only with reference to information relating to you furnished to the Guarantor and the Companies in writing by you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for you and such control persons of you , such firm shall be designated in writing by you. In the case of any such separate firm for the Guarantor and the Companies, and such directors, officers and control persons of the Guarantor and the Companies, such firm shall be designated in writing by the Guarantor. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first or second paragraph of this Article VI is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Companies on the one hand and you on the other hand from the offering of the Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Companies on the one hand and of you on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Companies on the one hand and you on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Certificates (before deducting expenses) received by the Pass Through Trustee and the total underwriting commissions received by you, in each case as set forth in the table and footnotes thereto on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Certificates. The relative fault of the Guarantor and the Companies on the one hand and you on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor or the Companies or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Guarantor, the Companies and you agree that it would not be just and equitable if contribution pursuant to this Article VI were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VI, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided in this Article VI are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Article VI and the representations and warranties of the Guarantor and the Companies contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of you or any person controlling you or by or on behalf of the Guarantor or either Company, its officers or directors or any other person controlling the Guarantor or either Company and (iii) acceptance of and payment for any of the Offered Certificates.

                                      VII.

          This Agreement shall be subject to termination in your absolute discretion, by notice given to the Guarantor or the Companies, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Guarantor or either Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event would, in your reasonable judgement after consultation with the Guarantor, prevent or materially impair the marketing, or enforcement of contracts for sale, of the Offered Certificates on the terms and in the manner contemplated in the Prospectus.


                                     VIII.

          If this Agreement shall be terminated by you, because of any failure or refusal on the part of the Guarantor or either Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Guarantor or either Company shall be unable to perform its obligations under this Agreement, the Guarantor and each Company, jointly and severally, will reimburse you for all out-of-pocket expenses (including the fees and disbursements of your counsel) reasonably incurred by you in connection with this Agreement or the offering contemplated hereunder.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    Very truly yours,

                                    MOBIL MARINE FINANCE
                                     COMPANY I INC.


                                    By: /s/ D.D. Drumheller
                                        --------------------------------
                                            D.D. Drumheller
                                            Vice President and Chief
                                            Financial Officer

                                    MOBIL MARINE FINANCE
                                     COMPANY II INC.


                                    By: /s/ D.D. Drumheller
                                        --------------------------------
                                            D.D. Drumheller
                                            Vice President and Chief
                                            Financial Officer


                                    MOBIL CORPORATION


                                    By: /s/ T.C. Deloach, Jr.
                                        --------------------------------
                                            T.C. Deloach, Jr.
                                            Senior Vice President
                                            and Chief Financial Officer

Accepted as of the date first
 above written:

MORGAN STANLEY & CO. INCORPORATED



By:  /s/ Bruce Poane
    --------------------------------
         Bruce Poane
         Vice President

                                   SCHEDULE A




                 Aggregate
 Pass Through    Principal                       Final
 Certificate       Amount                     Distribution  Underwriting
 Designation    at Maturity   Interest Rate       Date       Commissions
--------------  ------------  --------------  ------------  -------------

1996-A          $231,900,000           6.97%  July 2, 2017           .65%